UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

SANARA MEDTECH INC.
(Exact name of registrant as specified in its charter)

Texas	001-39678	59-2219994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Summit Avenue, Suite 414 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 529-2300

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2023, Sanara MedTech Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 7,365,228 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of the proposals was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2023, as supplemented on April 28, 2023.

Proposal 1: Election of (i) Ronald T. Nixon, (ii) Robert A. DeSutter, (iii) Roszell Mack III, (iv) Eric D. Major, (v) Sara N. Ortwein, (vi) Ann Beal Salamone, (vii) James W. Stuckert and (viii) Eric D. Tanzberger to the Company’s Board of Directors, each to serve for a one-year term until the annual meeting of shareholders to be held in 2024 or until his or her successor is elected and qualified.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Ronald T. Nixon	5,547,819	0	1,817,409

Robert A. DeSutter	5,512,123	60,898	1,792,207

Roszell Mack III	5,556,796	16,225	1,792,207

Eric D. Major	5,556,796	16,225	1,792,207

Sara N. Ortwein	5,556,621	16,400	1,792,207

Ann Beal Salamone	5,555,763	17,258	1,792,207

James W. Stuckert	5,564,051	8,970	1,792,207

Eric D. Tanzberger	5,556,821	16,200	1,792,207

Proposal 2: Ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes Cast For	Votes Cast Against	Abstentions
6,140,532	0	0

Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
5,548,532	24,489	888	1,791,319

The proposals described above were acted upon by the Company’s shareholders at the Annual Meeting and received a sufficient number of votes to be approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 6, 2023

Sanara MedTech Inc.

		By:	/s/ Michael D. McNeil
		Name:	Michael D. McNeil
		Title:	Chief Financial Officer